Client Name:
Client Project Name:	GSMBS 2025-R1
Start - End Dates:	3/6/2019 - 1/3/2022
Deal Loan Count:	236

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Legal Documents	CRDLGL100	Legal document incorrect or incomplete	2
Credit	Terms/Guidelines	CRDTER111	Ownership seasoning does not meet minimum per guidelines	1
Credit	Terms/Guidelines	CRDTER113	Loan amount is below guideline minimum	1
Credit	Terms/Guidelines	CRDTER3122	Loan documents do not meet guideline requirements	1
Credit	LTV/CLTV	CRDLTV3026	LTV Exceeds Guideline Requirement by at least 5%, but less than 10%	2
Total				7

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